          COMMON STOCK                                                                                         COMMON STOCK
             NUMBER                                                                                               SHARES

     SM                                                  [STAFFMARK LOGO]

    INCORPORATED UNDER THE LAWS                                                                               SEE REVERSE FOR
     OF THE STATE OF DELAWARE                                                                               CERTAIN DEFINITIONS

                                                                                                             CUSIP 852389 10 5
          THIS CERTIFIES THAT






       is the record holder of

                                 FULLY PAID AND NONASSESSABLE SHARES OF THE COMON STOCK, $.01 PAR VALUE OF
                                                           STAFFMARK, INC.
     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
       Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                 /s/ ROBERT W. JANES III                                                    /s/ CLETE T. BREWER
                                                [STAFFMARK, INC. CORPORATE SEAL]
                        SECRETARY                                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                                                                      COUNTERSIGNED AND REGISTERED:
                                                                                                BOATMEN'S TRUST COMPANY
                                                                                                       TRANSFER AGENT AND REGISTRAR
                                                                                      BY


                                                                                                              AUTHORIZED SIGNATURE




    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM - as tenants in common        UNIF GIFT MIN ACT --             Custodian
 TEN ENT - as tenants by the                                ------------         -----------
           entireties                                       (Cust)                 (Minor)
 JT TEN -  as joint tenants with                            under Uniform Gifts to Minors
           right of survivorship                            Act
           and not as tenants                                  -----------------------------
           in common                                                     (State)
                                       UNIF TRF MIN ACT --        Custodian (until age      )
                                                            ------                    ------
                                                            (Cust)
                                                                     under Uniform Transfers
                                                            ---------
                                                             (Minor)
                                                            to Minors Act
                                                                          -------------------
                                                                                (State)






    Additional abbreviations may also be used though no in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------

                                                                        Shares
  ----------------------------------------------------------------------
  of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------

                                 X
                                   -------------------------------------------

                                 X
                                   -------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS  WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                   OR ANY CHANGE WHATEVER.



  Signature(s) Guaranteed


  By
    --------------------------------------



  THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERSM SAVINGS AND LOAN ASOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.